OPPENHEIMER NEW YORK MUNICIPAL FUND
SEMIANNUAL REPORT MARCH 31, 1997

"We want
investment
income that
won't add
to our
taxes."

[OPPENHEIMERFUNDS LOGO]
OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

THIS FUND IS FOR PEOPLE WHO NEED INCOME
THAT'S EXEMPT FROM INCOME TAXES.

                                     YIELD

                              STANDARDIZED YIELDS

For the 30 Days Ended 3/31/97:(4)

Class A

4.75%

Class B

4.22%

Class C

4.22%

                                BEAT THE AVERAGE

Total Return for the 1-Year Period Ended 3/31/97:

Oppenheimer New York
Municipal Fund
Class A Shares (at net asset value)(2)

5.14%

Lipper New York Municipal Debt
Average for 94 Funds for the
1-Year Period Ended 3/31/97(5)

4.44%

HOW YOUR FUND IS MANAGED

Oppenheimer New York Municipal Fund invests in a diversified portfolio consisting primarily of investment-grade New York tax-free municipal bonds. As a Fund shareholder, you receive income that is free from federal, New York State, and New York City income taxes.(1) Your income dividends don't increase your income the way taxable investments do, so you can keep more of what you earn.

PERFORMANCE

Total returns for the six months ended 3/31/97 were 2.19% for Class A shares, 1.81% for Class B shares and 1.79% for Class C shares, without deducting sales charges.(2)

         Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 3/31/97 were 0.15%, 5.75% and 6.16%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 3/1/93 were (0.62)% and 3.44%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 8/29/95 were 3.29% and 5.40%, respectively.(3)

OUTLOOK

"The increased supply of municipal bonds should help to drive yields up again, making it easier to identify higher-yielding situations with manageable risk."


                                          Robert Patterson, Portfolio Manager
                                                               March 31, 1997

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the period shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. A portion of the distributions paid by the Fund may be subject to federal, state and local income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Includes change in net asset value per share for the period shown. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/84. The Fund's maximum sales charge rate on Class A shares was lower during a portion of the periods shown, so that actual investment performance would be greater. Class B returns include the applicable contingent deferred sales charge of 5% (1 year) and 2% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

4. Standardized yield is based on net investment income calculated for the 30-day period ended 3/31/97. Falling net asset values will tend to artificially raise yields.

5. Source: Lipper Analytical Services, 3/31/97. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer New York Municipal Fund is characterized by Lipper as a New York municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.

2      Oppenheimer New York Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
New York
Municipal Fund

DEAR SHAREHOLDER,

For 1997, many industry analysts had anticipated a slow, sluggish year. This is a prediction that just hasn't held true, due to the fact that the bond market has continued to experience a quiet, yet solid, rebound during the first quarter of this year.

         Looking back at the second half of 1996, the sentiment was that moderate economic growth and low inflation would help stabilize interest rates, all factors that would be beneficial for the bond market. And that's exactly how events unfolded. For example, in October, the economy was characterized by a firm dollar, low inflation and slow growth. It appeared that earlier concerns about rapid inflationary growth had been overblown, and interest rates declined soon afterward. With continued, sustainable, non-inflationary growth of around 2% to 2.5%, the economy seemed to have settled into a comfortable pattern of neither too little nor too much growth.

         This year has turned out to be lively, particularly in the past few months. President Clinton released the blueprint for a five-year agreement to balance the federal budget, as promised in his campaign for a second term. Immediately following the plan's announcement, the U.S. Labor Department released a report stating that the unemployment rate dropped to 4.9% of the work force in April--the lowest level since 1973. In response to this good news, the stock market surged to yet another record high and the yield on the benchmark 30-year Treasury bond retreated to 6.88%, its lowest level since early March. Finally, the other good news for municipal bond investors is that President Clinton has no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

         On the other hand, investors may have experienced some volatility in the income stream from municipal bond funds. This is primarily because the availability of quality bonds paying high yields has decreased over the past few years. However, we believe that over the long term and on a tax-adjusted basis, our funds should continue to offer potential for value with higher income.

         When you consider the combination of these developments--a sustained economic growth pattern, a balanced federal budget and the dissipated threat of a flat tax--the tax advantages of municipal bond fund investing become much more attractive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill


April 21, 1997

3    Oppenheimer New York Municipal Fund

[PHOTO]

Q +  A

Q WHAT AREAS ARE YOU CURRENTLY TARGETING?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

The municipal bond market remained relatively quiet with some bouts of volatility and yields remained within a narrow trading range. Rates were influenced by a small supply of new issues matched by a large demand for municipal bonds. In this environment, Oppenheimer New York Municipal Fund's Class A shares earned 2.19%, before sales charges, for the six-month period ending 3/31/97.(1)

         The Fund maintained favorable performance relative to several of its peers by investing in shorter maturity bonds for liquidity and hedging a portion of the Fund's portfolio with Treasury futures to reduce volatility.

[PHOTO]

WHAT INVESTMENTS OR MARKET CONDITIONS MADE POSITIVE CONTRIBUTIONS TO
PERFORMANCE?

During the period, we continued to invest heavily in revenue bonds. These bonds generally support an essential purpose, such as toll roads, water or sewers, and are backed by a definable source of income. We also invested in insured higher education bonds such as a highly regarded New York private college. The investment provided yield for the Fund, in addition to substantial default protection from the bond insurer.

         Furthermore, we held an overweighted position in prerefunded and other insured bonds, using them as a source of liquidity and as a defensive position. Prerefunded bonds are a strong liquid investment because their durations to maturity are relatively short. Insured bonds are a good defensive investment because the risk of default is absorbed by the bond's insurer.(2)

DID ANY INVESTMENTS NOT PERFORM AS EXPECTED?

Near the end of 1996, rates in the municipal bond market

[PHOTO]

1. Includes change in net asset value per share for the period shown. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. The Fund's portfolio is subject to change.

4    Oppenheimer New York Municipal Fund

FACING PAGE
Top left: Robert Patterson,
Portfolio Manager, with Len Darling,
Executive VP, Director of Fixed
Income Investments

Top right: Michael Maciolek,
Securities Analyst

Bottom: Caryn Halbrecht,
Member of Tax-Exempt Fixed
Income Investments Team

THIS PAGE
Top: Robert Patterson

Bottom: Caryn Halbrecht with
Donna Compert, Municipal
Securities Trader

A  WE WILL SEEK OUT OPPORTUNITIES IN THE ELECTRIC UTILITIES SECTOR.

increased momentarily before falling to the low levels that marked most of the period. Although both our insured and prerefunded holdings performed as we had expected, they were not able to match the temporarily stronger market performance of longer-duration bonds in October and November.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

Deregulation in the electric utility sector should lead to the emergence of a few strong, competitive companies. We will seek out opportunities in this sector as they become available. We continue to see both New York State and New York City taking positive steps toward dealing with their high debt levels. In addition, we expect to see new bonds issued by both of these entities and their subdivisions, and are looking for suitable investments with high yield and low call risk to add to the Fund's portfolio.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Although we anticipate a steadily growing economy, mixed economic signals indicate potential inflationary pressure. We will therefore manage the Fund to avoid undue interest-rate risk by staying close to neutral duration, a measure of the portfolio's price sensitivity to interest rate changes. Also, the increased supply of municipal bonds should help to drive yields up again, making it easier to identify higher-yielding situations with manageable risk. As the state and city budget process unfolds, bond issuers will bring new projects to the municipal bond market.

[PHOTO]

[PHOTO]

5    Oppenheimer New York Municipal Fund

       FINANCIALS


       CONTENTS

       STATEMENT OF INVESTMENTS                          7
       STATEMENT OF ASSETS AND LIABILITIES              13
       STATEMENT OF OPERATIONS                          14
       STATEMENTS OF CHANGES IN NET ASSETS              15
       FINANCIAL HIGHLIGHTS                             16
       NOTES TO FINANCIAL STATEMENTS                    18

6      Oppenheimer New York Municipal Fund

STATEMENT OF INVESTMENTS   March 31, 1997 (Unaudited)

                                                                              RATINGS: MOODY'S/  FACE                 MARKET VALUE
                                                                              S&P'S/FITCH'S      AMOUNT               SEE NOTE 1
==================================================================================================================================
MUNICIPAL BONDS AND NOTES--99.4%
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK--83.5%
----------------------------------------------------------------------------------------------------------------------------------
       Battery Park City, NY RB, Series A, AMBAC Insured,
       5.50%, 11/1/16                                                         Aaa/AAA            $ 5,000,000          $  4,811,350
       ---------------------------------------------------------------------------------------------------------------------------
       Buffalo, NY GOB, Series E, AMBAC Insured,
       6.65%, 12/1/13                                                         Aaa/AAA/AAA            500,000               544,915
       ---------------------------------------------------------------------------------------------------------------------------
       Grand Central District Management Assn., Inc.
       NY Business District Capital Improvement RRB:
       5.125%, 1/1/14                                                         A1/A                 1,000,000               914,670
       5.25%, 1/1/22                                                          A1/A                 2,500,000             2,258,125
       ---------------------------------------------------------------------------------------------------------------------------
       Nassau Cnty., NY GOB, Series L, AMBAC Insured,
       6.25%, 10/15/09                                                        Aaa/AAA/AAA            500,000               533,880
       ---------------------------------------------------------------------------------------------------------------------------
       NY MTAU:
       RB, Series J, FGIC Insured, 6.375%, 7/1/10                             Aaa/AAA/AAA            500,000               530,875
       RB, Transportation Facilities Service Contracts,
       Series 3, 7.375%, 7/1/08                                               Baa1/BBB               250,000               277,040
       RRB, Commuter Facilities Project, Series B,
       MBIA Insured, 6.25%, 7/1/17                                            Aaa/AAA                350,000               361,788
       ---------------------------------------------------------------------------------------------------------------------------
       NY TBTAU General Purpose:
       RB, Series X, 6%, 1/1/14                                               Aa/A+               14,510,000            14,714,446
       RRB, Series A, 5%, 1/1/12                                              Aa/A+               15,755,000            14,596,535
       RRB, Series A, 5%, 1/1/15                                              Aa/A+                7,500,000             6,789,675
       RRB, Series B, 5%, 1/1/20                                              Aa/A+                  500,000               453,580
       RRB, Series Y, 5.50%, 1/1/17                                           Aa/A+               15,000,000            14,689,200
       ---------------------------------------------------------------------------------------------------------------------------
       NY TBTAU Special Obligation RRB, Series A,
       MBIA Insured, 6.625%, 1/1/17                                           Aaa/AAA                500,000               534,045
       ---------------------------------------------------------------------------------------------------------------------------
       NYC GOB:
       Inverse Floater, 7.231%, 8/1/08(1)                                     Baa1/BBB+            8,250,000             7,734,375
       Inverse Floater, 8.26%, 8/1/13(1)                                      Baa1/BBB+            5,000,000             4,750,000
       Inverse Floater, 8.26%, 8/1/14(1)                                      Baa1/BBB+            8,150,000             7,722,125
       Prerefunded, Series D, 8%, 8/1/03                                      Aaa/BBB+/A-            545,000               621,289
       Prerefunded, Series F, 8.25%, 11/15/17                                 Aaa/BBB+             7,820,000             9,051,806
       Series B, 8.25%, 6/1/07                                                Baa1/BBB+            1,750,000             2,073,120
       Series B, FSA Insured, Inverse Floater, 6.709%, 10/1/07(1)             Aaa/AAA              7,500,000             7,455,750
       Series H, 6.125%, 8/1/25                                               Baa1/BBB+/A-         6,000,000             5,834,460
       Unrefunded Balance, Series A, 7.75%, 3/15/03                           Baa1/BBB+/A-           150,000               162,240
       Unrefunded Balance, Series A, 7.75%, 8/15/16                           Baa1/BBB+              157,500               173,762
       Unrefunded Balance, Series F, 8.25%, 11/15/17                          Baa1/BBB+              680,000               766,992
       Unrefunded Balance, Subseries C-1, 7.50%, 8/1/20                       Baa1/BBB+/A-           180,000               199,107
       ---------------------------------------------------------------------------------------------------------------------------
       NYC GORB:
       Series B, MBIA Insured, 6.20%, 8/15/06                                 Aaa/AAA              3,500,000             3,746,085
       Series D, MBIA Insured, 5.75%, 8/1/05                                  Aaa/AAA                450,000               468,382
       Series F, 7.625%, 2/1/14                                               Baa1/BBB+              350,000               384,958
       ---------------------------------------------------------------------------------------------------------------------------
       NYC HDC MH RB:
       Glenn Gardens Project, 6.50%, 1/15/18                                  NR/NR                2,923,612             2,906,772
       Keith Plaza Project, 6.50%, 2/15/18                                    NR/NR                1,931,589             1,918,319
       Series A, 5.625%, 5/1/12                                               Aa/AA                4,500,000             4,412,430
       ---------------------------------------------------------------------------------------------------------------------------
       NYC Health & Hospital Corp. RRB, AMBAC Insured,
       Inverse Floater, 7.54%, 2/15/23(1)                                     Aaa/AAA/AAA          8,300,000             7,272,875

7      Oppenheimer New York Municipal Fund

                                                                              RATINGS: MOODY'S/ FACE                  MARKET VALUE
                                                                              S&P'S/FITCH'S     AMOUNT                SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
       NYC IDAU Civil Facility RB:
       Community Resources Development, 7.50%, 8/1/26                         NR/NR             $  3,500,000          $  3,534,300
       USTA National Tennis Center Project, FSA Insured,
       6.375%, 11/15/14                                                       Aaa/AAA              1,500,000             1,583,745
       YMCA Greater NY Project, 5.80%, 8/1/16                                 Baa3/NR/BBB          1,000,000               963,810
       YMCA Greater NY Project, Prerefunded, 8%, 8/1/16                       Aaa/NR/BBB           3,950,000             4,512,361
       ---------------------------------------------------------------------------------------------------------------------------
       NYC IDAU RB, VISY Paper, Inc. Project:
       7.80%, 1/1/16                                                          NR/NR                6,800,000             7,212,488
       7.95%, 1/1/28                                                          NR/NR                6,250,000             6,699,125
       ---------------------------------------------------------------------------------------------------------------------------
       NYC IDAU Special Facilities RB, Terminal One
       Group Assn. Project:
       6%, 1/1/15                                                             A/A/A-               6,000,000             5,855,520
       6.125%, 1/1/24                                                         A/A/A-               3,000,000             2,941,680
       ---------------------------------------------------------------------------------------------------------------------------
       NYC MWFAU WSS:
       RB, Prerefunded, Series C, 7.75%, 6/15/20                              Aaa/A-              17,250,000            19,465,245
       RB, Unrefunded Balance, Series B, 6.375%, 6/15/22                      A2/A-/A              6,625,000             6,868,204
       RRB, Series A-1994, 7.10%, 6/15/12                                     A2/A-                  275,000               300,451
       ---------------------------------------------------------------------------------------------------------------------------
       NYS DA RB:
       City University-Third General Resolution,
       Series 2, MBIA Insured, 6.875%, 7/1/14                                 Aaa/AAA/A-             500,000               551,295
       Courts Facilities Lease, Series A, 5.50%, 5/15/10                      Baa1/BBB+            2,115,000             2,034,567
       CUS, Prerefunded, Series A, 7.625%, 7/1/20                             Aaa/BBB             14,500,000            16,084,415
       CUS, Prerefunded, Series F, 7.875%, 7/1/07                             Aaa/BBB              7,000,000             7,813,750
       Department of Health, Series 1996, 5.75%, 7/1/17                       Baa1/BBB/A           8,190,000             7,826,364
       Ithaca College, AMBAC Insured, 5.25%, 7/1/26                           Aaa/AAA              5,750,000             5,265,160
       Judicial Facilities Lease, Escrowed to Maturity,
       MBIA Insured, 7.375%, 7/1/16                                           Aaa/AAA              2,300,000             2,789,900
       Menorah Campus, 7.30%, 8/1/16                                          NR/AA                  195,000               212,497
       Mental Health Facilities Project, AMBAC Insured,
       5.25%, 2/15/18                                                         Aaa/AAA/AAA          9,400,000             8,772,832
       Pooled Capital Program, Partially Prerefunded,
       FGIC Insured, 7.80%, 12/1/05                                           Aaa/AAA/AAA          6,835,000             7,335,049
       Rockefeller University, MBIA Insured, 7.375%, 7/1/14                   Aaa/AAA              4,000,000             4,223,880
       ---------------------------------------------------------------------------------------------------------------------------
       NYS DA RRB:
       CUS, Second Series A, 5.75%, 7/1/18                                    Baa1/BBB             6,750,000             6,559,920
       CUS, Series B, 6%, 7/1/14                                              Baa1/BBB            10,875,000            10,949,494
       CUS, Series E, 5.75%, 7/1/11                                           Baa1/BBB             5,955,000             5,903,013
       CUS, Series V, 5.60%, 7/1/10                                           Baa1/BBB             5,000,000             4,854,000
       Episcopal Health Services, Inc., 5.85%, 8/1/13                         NR/AAA                 500,000               507,690
       Fordham University, FGIC Insured, 5.75%, 7/1/15                        Aaa/AAA/AAA          9,100,000             9,063,418
       NY University, Series A, MBIA Insured, 5%, 7/1/09                      Aaa/AAA              9,000,000             8,675,730
       St. Joseph's Hospital Health Center, MBIA Insured,
       5.25%, 7/1/18                                                          Aaa/AAA              5,035,000             4,695,842
       St. Vincent's Hospital, 7.375%, 8/1/11                                 Aa/AAA                 150,000               165,730
       SUEFS, Prerefunded, Series A, 7.70%, 5/15/12                           Aaa/BBB+/A           9,000,000             9,973,620
       SUEFS, Prerefunded, Series B, 7.25%, 5/15/15                           Aaa/BBB+             7,230,000             7,918,441
       SUEFS, Series A, 5.25%, 5/15/15                                        Baa1/BBB+           23,090,000            21,274,664
       SUEFS, Series A, 5.25%, 5/15/21                                        Baa1/BBB+            5,010,000             4,530,894
       SUEFS, Series B, 5.25%, 5/15/13                                        Baa1/BBB+/A          1,000,000               928,980
       SUEFS, Series B, 7%, 5/15/16                                           Baa1/BBB+            9,020,000             9,582,938
       ---------------------------------------------------------------------------------------------------------------------------
       NYS EFCPC RB, State Water Revolving Fund:
       Series A, 6.60%, 9/15/12                                               Aaa/AAA/AAA            250,000               272,517
       Series C, 7.20%, 3/15/11                                               Aa2/A+/AA              350,000               378,409
       Series E, 6.50%, 6/15/14                                               Aa2/A/AA               500,000               534,340

8      Oppenheimer New York Municipal Fund

                                                                              RATINGS: MOODY'S/   FACE                MARKET VALUE
                                                                              S&P'S/FITCH'S       AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
       NYS ERDAUEF RB:
       Consolidated Edison Co., Series A, 7.50%, 1/1/26                       Aa3/A+              $  280,000          $    298,519
       Consolidated Edison Co., Series A, 7.75%, 1/1/24                       A1/A+                  620,000               641,173
       Consolidated Edison Co., Series B, 7.375%, 7/1/24                      Aa3/A+                 200,000               207,236
       L.I. Lighting Co., Series A, 7.15%, 12/1/20                            Ba1/BB+              7,500,000             8,000,475
       L.I. Lighting Co., Series C, 6.90%, 8/1/22                             Ba1/BB+              9,200,000             9,726,608
       ---------------------------------------------------------------------------------------------------------------------------
       NYS ERDAUGF RB, Brooklyn Union Gas Co.:
       Series B, Inverse Floater, 9.868%, 7/1/26(1)                           A1/A/A               6,000,000             7,020,000
       Series D, MBIA Insured, Inverse Floater, 7.498%, 7/8/26(1)             Aaa/AAA/A            3,000,000             2,550,000
       ---------------------------------------------------------------------------------------------------------------------------
       NYS GOB:
       6.875%, 3/1/12                                                         A2/A-                  500,000               539,930
       7%, 2/1/09                                                             A2/A-                  300,000               325,389
       ---------------------------------------------------------------------------------------------------------------------------
       NYS GORB, 7.50%, 11/15/00                                              A2/A-                  500,000               546,355
       ---------------------------------------------------------------------------------------------------------------------------
       NYS HFA MH RB, Secured Mtg.:
       Program-A, 7.05%, 8/15/24                                              Aa/NR                  350,000               368,623
       Program-C, 6.95%, 8/15/24                                              Aa/NR                  235,000               246,127
       ---------------------------------------------------------------------------------------------------------------------------
       NYS HFA:
       RB, Prerefunded, 8%, 11/1/08                                           Aaa/BBB+             2,690,000             3,033,110
       RB, Unrefunded Balance, 8%, 11/1/08                                    Baa/BBB+               550,000               609,158
       RRB, Housing Mtg., Series A, 6.10%, 11/1/15                            Aaa/AAA             12,375,000            12,705,289
       RRB, State University Construction, Escrowed to
       Maturity, Series A, 7.90%, 11/1/06                                     Aaa/AAA              1,750,000             2,079,193
       RRB, Unrefunded Balance, 7.90%, 11/1/99                                Baa2/BBB+            2,720,000             2,866,662
       ---------------------------------------------------------------------------------------------------------------------------
       NYS HFASC Obligation RB, Series A, 6%, 3/15/26                         Baa1/BBB            10,000,000             9,764,900
       ---------------------------------------------------------------------------------------------------------------------------
       NYS HFASC RB:
       Prerefunded, Series A, 7.375%, 9/15/21                                 Aaa/AAA              9,050,000            10,194,825
       Series D, 5.375%, 3/15/23                                              Baa1/BBB             9,000,000             7,968,510
       ---------------------------------------------------------------------------------------------------------------------------
       NYS LGAC:
       RB, Prerefunded, Series C, 7%, 4/1/21(2)                               Aaa/AAA/AAA          9,455,000            10,427,636
       RB, Series A, 5.375%, 4/1/14                                           A3/A/A+              5,500,000             5,272,410
       RB, Series B, Prerefunded, 7.50%, 4/1/20                               Aaa/AAA/AAA          2,310,000             2,588,494
       RRB, Series B, 5.50%, 4/1/21                                           A3/A/A+             10,000,000             9,326,300
       RRB, Series C, 5%, 4/1/21                                              A3/A/A+             15,000,000            13,096,350
       RRB, Series E, 5%, 4/1/21                                              A3/A/A+                500,000               445,260
       ---------------------------------------------------------------------------------------------------------------------------
       NYS MCFFA RB:
       Hospital & Nursing Home Project, Series D,
       6.45%, 2/15/09                                                         Aa/AAA                 350,000               374,199
       Long-Term Health Care, Series C, FSA Insured,
       6.40%, 11/1/14                                                         Aaa/AAA              2,800,000             2,911,916
       Mental Health Services Facilities, Prerefunded,
       Series B, 7.875%, 8/15/20                                              Aaa/AAA              5,095,000             5,697,739
       Mental Health Services Facilities, Series A,
       7.70%, 2/15/18                                                         Baa1/BBB+              765,000               799,999
       Mental Health Services Facilities, Series A,
       FGIC Insured, 6.375%, 8/15/17                                          Aaa/AAA/AAA          5,000,000             5,190,700
       Mental Health Services Facilities, Unrefunded Balance,
       Series A, 8.875%, 8/15/07                                              Baa1/BBB+            6,800,000             7,049,356
       Mental Health Services Facilities, Unrefunded Balance,
       Series B, 7.875%, 8/15/20                                              Baa1/BBB+            8,085,000             8,938,291
       NY Hospital, Series A, AMBAC Insured, 6.75%, 8/15/14                   Aaa/AAA/AAA            500,000               542,800
       St. Francis Hospital, Series 1998A, FGIC Insured,
       7.625%, 11/1/21                                                        Aaa/AAA/AAA          2,690,000             2,864,285
       St. Luke's Hospital Center Mtg., Prerefunded,
       Series B, 7.45%, 2/15/29                                               Aaa/AAA              7,500,000             8,213,850

9      Oppenheimer New York Municipal Fund

                                                                              RATINGS: MOODY'S/  FACE                MARKET VALUE
                                                                              S&P'S/FITCH'S      AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
       NYS MCFFA RRB:
       Mental Health Services Facilities, Series F,
       MBIA Insured, 5.375%, 2/15/14                                          Aaa/AAA            $ 6,600,000         $   6,286,566
       North Shore University Hospital, MBIA Insured,
       7.20%, 11/1/20                                                         Aaa/AAA                250,000               272,833
       Presbyterian Hospital, Series A, 5.25%, 8/15/14                        Aa/AA               17,440,000            16,388,368
       ---------------------------------------------------------------------------------------------------------------------------
       NYS MAG RB:
       Homeowner Mtg., Series 1, 7.95%, 10/1/21                               Aa2/NR               2,270,000             2,403,612
       Homeowner Mtg., Series UU, 7.75%, 10/1/23                              Aa/NR                1,990,000             2,095,709
       Homeowner Mtg., Series VV, 7.375%, 10/1/11                             Aa/NR                  345,000               366,369
       Inverse Floater, 7.015%, 10/1/24(1)                                    NR/NR                9,000,000             7,245,000
       Ninth Series B, 8.30%, 10/1/17                                         Aa/NR                1,720,000             1,759,577
       Series 40-B, 6.40%, 10/1/12                                            Aa2/NR                 500,000               516,610
       Series C, 8.40%, 10/1/17                                               Aa/NR                1,700,000             1,731,144
       ---------------------------------------------------------------------------------------------------------------------------
       NYS PAU General Purpose RB, Series B, 6.625%, 1/1/12                   Aa/AA-                 315,000               336,861
       ---------------------------------------------------------------------------------------------------------------------------
       NYS Thruway Authority General RB, Series A,
       5.75%, 1/1/19                                                          A1/A                10,000,000             9,609,500
       ---------------------------------------------------------------------------------------------------------------------------
       NYS Thruway Authority Service Contract RB, Local
       Highway & Bridge Improvements, 5.125%, 4/1/07                          Baa1/BBB               500,000               478,865
       ---------------------------------------------------------------------------------------------------------------------------
       NYS UDC RB, Series A, MBIA Insured, 5.50%, 4/1/16                      Aaa/AAA/AAA          7,500,000             7,263,900
       ---------------------------------------------------------------------------------------------------------------------------
       NYS UDC RRB, Correctional Facilities Project,
       FSA Insured, 5.50%, 1/1/15                                             Aaa/AAA/A           10,000,000             9,658,500
       ---------------------------------------------------------------------------------------------------------------------------
       Onondaga Cnty., NY RR Agency RB,
       RR Facilities Project, 7%, 5/1/15                                      Baa/NR/A-           15,600,000            16,206,060
       ---------------------------------------------------------------------------------------------------------------------------
       PAUNYNJ Consolidated:
       RB, 69th Series, 7.125%, 6/1/25                                        A1/AA-/AA-           4,155,000             4,469,160
       RRB, 78th Series, 6.50%, 4/15/11                                       A1/AA-/AA-             250,000               267,028
       RRB, 89th Series, 5%, 10/1/13                                          A1/AA-/AA-             500,000               459,625
       ---------------------------------------------------------------------------------------------------------------------------
       PAUNYNJ Special Obligation RRB, KIAC-4 Project,
       5th Installment, 6.75%, 10/1/19                                        NR/NR               12,600,000            12,975,858
                                                                                                                      ------------
                                                                                                                       623,504,061

----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--15.9%
----------------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth Aqueduct & Sewer Authority RB,
       Escrowed to Maturity, 10.25%, 7/1/09                                   Aaa/AAA                500,000               688,420
       ---------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth GOB, 5.375%, 7/1/25                                    Baa1/A               7,000,000             6,465,410
       ---------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth GORB:
       FSA Insured, Inverse Floater, 8.382%, 7/1/20(1)                        Aaa/AAA             11,500,000            11,183,750
       MBIA Insured, 5.25%, 7/1/18                                            Aaa/AAA             20,000,000            18,815,400
       Prerefunded, 7.625%, 7/1/10                                            NR/AAA               3,000,000             3,334,560
       Prerefunded, 7.70%, 7/1/20                                             NR/AAA               5,000,000             5,568,800
       ---------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth HTAU RB:
       Prerefunded, Series S, 6.50%, 7/1/22                                   NR/AAA              10,000,000            10,967,500
       Series W, Inverse Floater, 6.749%, 7/1/10(1)                           Baa1/A               9,000,000             8,336,250
       ---------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth Infrastructure FAU Special Tax RB,
       Series A, 7.75%, 7/1/08                                                Baa1/BBB+            6,000,000             6,360,600
       ---------------------------------------------------------------------------------------------------------------------------
       PR EPAU CAP RRB, Series N, Zero Coupon, 5.93%, 7/1/17(3)               Baa1/BBB+           24,000,000             7,350,000

10     Oppenheimer New York Municipal Fund

                                                                              RATINGS: MOODY'S/  FACE                MARKET VALUE
                                                                              S&P'S/FITCH'S      AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS (CONTINUED)
       PR Housing Bank & Finance Agency SFM RB,
       Homeownership-Fourth Portfolio, Escrowed to Maturity,
       8.50%, 12/1/18                                                         Aaa/NR             $ 1,580,000          $  1,839,910
       ---------------------------------------------------------------------------------------------------------------------------
       PR Industrial, Medical & Environmental PC Facilities FAU RB:
       American Airlines, Inc. Project, Series A, 6.45%, 12/1/25              Baa1/BB+               850,000               888,667
       American Home Products, 5.10%, 12/1/18                                 A2/NR                  500,000               451,115
       Warner Lambert Co. Project, 7.60%, 5/1/14                              A1/NR                3,000,000             3,244,140
       ---------------------------------------------------------------------------------------------------------------------------
       PR Port Authority RB, American Airlines
       Special Facilities Project, Series A, 6.25%, 6/1/26                    Baa3/BBB+            8,000,000             8,153,760
       ---------------------------------------------------------------------------------------------------------------------------
       PR Public Buildings Authority Guaranteed
       Public Education & HF RB:
       Series M, 5.75%, 7/1/15                                                Baa1/A              10,000,000             9,761,800
       Prerefunded, Series L, 6.875%, 7/1/21                                  Aaa/AAA              5,400,000             6,013,116
       ---------------------------------------------------------------------------------------------------------------------------
       PR Telephone Authority RB, MBIA Insured,
       Inverse Floater, 7.068%, 1/16/15(1)                                    Aaa/AAA             10,000,000             9,237,500
                                                                                                                      ------------
                                                                                                                       118,660,698
                                                                                                                      ------------
       Total Municipal Bonds and Notes (Cost $735,820,283)                                                             742,164,759

===================================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS--0.1%
-----------------------------------------------------------------------------------------------------------------------------------
       NYC Trust Cultural Resources RRB, American Museum
       of Natural History, Series A, MBIA Insured, 3.30%, 4/2/97
       (Cost $400,000)(4)                                                                            400,000               400,000

       ----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $736,220,283)                                                         99.5%          742,564,759
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                          0.5             3,688,778
                                                                                                 -----------          ------------
NET ASSETS                                                                                             100.0%         $746,253,537
                                                                                                 ===========          ============

1. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $80,507,625 or 10.79% of the Fund's net assets at March 31, 1997.

2. Securities with an aggregate market value of $2,536,601 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

4. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on March 31, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

11     Oppenheimer New York Municipal Fund

-------------------------------------------------------------------------------

       As of March 31, 1997, securities subject to the alternative minimum tax amounted to $96,245,130 or 12.90% of the Fund's net assets.

       Distribution of investments by industry, as a percentage of total investments at value, is as follows:

       INDUSTRY                             MARKET VALUE               PERCENT
       ------------------------------------------------------------------------
       Higher Education                     $143,567,852                  19.3%
       Lease Rental                          101,624,934                  13.7
       General Obligation                     99,002,841                  13.3
       Highways                               81,221,606                  10.9
       Hospital/Healthcare                    53,251,932                   7.2
       Sales Tax                              41,156,449                   5.5
       Multi-Family Housing                   32,322,461                   4.4
       Pollution Control                      28,444,011                   3.8
       Water Utilities                        27,322,320                   3.7
       Electric Utilities                     20,662,719                   2.8
       Single Family Housing                  17,957,932                   2.4
       Corporate Backed                       17,839,627                   2.4
       Manufacturing, Non-Durable Goods       17,606,868                   2.4
       Resource Recovery                      16,206,060                   2.2
       Special Assessment                     14,344,745                   1.9
       Non-Profit Organization                10,994,217                   1.5
       Telephone Utilities                     9,237,500                   1.2
       Marine/Aviation Facilities              5,195,812                   0.7
       Adult Living Facilities                 3,419,606                   0.5
       Sewer Utilities                         1,185,267                   0.2
                                           -------------         -------------
                                            $742,564,759                 100.0%
                                           =============         =============

       To simplify the listings of the Oppenheimer New York Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

       CAP     --Capital Appreciation                       L.I.    --Long Island
       CUS     --City University System                     MAG     --Mtg. Agency
       DA      --Dormitory Authority                        MCFFA   --Medical Care Facilities Finance Agency
       EFCPC   --Environmental Facilities Corp.             MH      --Multifamily Housing
                 Pollution Control                          MTAU    --Metropolitan Transportation Authority
       EPAU    --Electric Power Authority                   MWFAU   --Municipal Water Finance Authority
       ERDAUEF --Energy Research & Development              NYC     --New York City
                 Authority Electric Facilities              NYS     --New York State
       ERDAUGF --Energy Research & Development              PAUNYNJ --Port Authority of New York & New Jersey
                 Authority Gas Facilities                   PAU     --Power Authority
       FAU     --Finance Authority                          PC      --Pollution Control
       GOB     --General Obligation Bonds                   RB      --Revenue Bonds
       GORB    --General Obligation Refunding Bonds         RR      --Resource Recovery
       HDC     --Housing Development Corp.                  RRB     --Revenue Refunding Bonds
       HF      --Health Facilities                          SFM     --Single Family Mortgage
       HFA     --Housing Finance Agency                     SUEFS   --State University Educational Facilities System
       HFASC   --Housing Finance Agency Service Contract    TBTAU   --Triborough Bridge & Tunnel Authority
       HTAU    --Highway & Transportation Authority         UDC     --Urban Development Corp.
       IDAU    --Industrial Development Authority           WSS     --Water & Sewer System
       LGAC    --Local Government Assistance Corp.

       See accompanying Notes to Financial Statements.

12     Oppenheimer New York Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES   March 31, 1997 (Unaudited)

==================================================================================================================================
ASSETS
        Investments, at value (cost $736,220,283)--see accompanying statement                                         $742,564,759
        --------------------------------------------------------------------------------------------------------------------------
        Cash                                                                                                               216,572
        --------------------------------------------------------------------------------------------------------------------------
        Receivables:
        Interest                                                                                                        12,572,986
        Investments sold                                                                                                 4,221,366
        Shares of beneficial interest sold                                                                                 484,635
        Daily variation on futures contracts--Note 5                                                                       117,188
        --------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                               21,149
                                                                                                                      ------------
        Total assets                                                                                                   760,198,655

==================================================================================================================================
LIABILITIES
        Payables and other liabilities:
        Investments purchased                                                                                            6,594,194
        Shares of beneficial interest redeemed                                                                           3,869,186
        Dividends                                                                                                        2,492,686
        Distribution and service plan fees                                                                                 453,571
        Trustees' fees--Note 1                                                                                             277,059
        Transfer and shareholder servicing agent fees                                                                       68,803
        Other                                                                                                              189,619
                                                                                                                      ------------
        Total liabilities                                                                                               13,945,118

==================================================================================================================================
NET ASSETS                                                                                                            $746,253,537
                                                                                                                      ============

==================================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                               $743,101,510
        --------------------------------------------------------------------------------------------------------------------------
        Undistributed net investment income                                                                                633,457
        --------------------------------------------------------------------------------------------------------------------------
        Accumulated net realized loss on investment transactions                                                        (6,041,531)
        --------------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments--Notes 3 and 5                                                        8,560,101
        --------------------------------------------------------------------------------------------------------------------------
        Net assets                                                                                                    $746,253,537
                                                                                                                      ============

===================================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets
        of $639,415,283 and 51,809,759 shares of beneficial interest outstanding)                                           $12.34
        Maximum offering price per share (net asset value
        plus sales charge of 4.75% of offering price)                                                                       $12.96

        ---------------------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $103,044,582 and 8,347,834 shares of beneficial interest outstanding)                                            $12.34

        ---------------------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $3,793,672 and 307,349 shares of beneficial interest outstanding)                                                $12.34

        See accompanying Notes to Financial Statements.

13     Oppenheimer New York Municipal Fund

STATEMENT OF OPERATIONS   For the Six Months Ended March 31, 1997 (Unaudited)

===================================================================================================================================
INVESTMENT INCOME
        Interest                                                                                                       $24,429,598

===================================================================================================================================
EXPENSES
        Management fees--Note 4                                                                                          1,968,005
        ---------------------------------------------------------------------------------------------------------------------------
        Distribution and service plan fees--Note 4:
        Class A                                                                                                            773,143
        Class B                                                                                                            514,278
        Class C                                                                                                             15,204
        ---------------------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                              223,296
        ---------------------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                                146,342
        ---------------------------------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                                         52,766
        ---------------------------------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                                             32,315
        ---------------------------------------------------------------------------------------------------------------------------
        Trustees' fees and expenses--Note 1                                                                                 21,216
        ---------------------------------------------------------------------------------------------------------------------------
        Insurance expenses                                                                                                  10,255
        ---------------------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class B                                                                                                                733
        Class C                                                                                                                530
        ---------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                               11,528
                                                                                                                      ------------
        Total expenses                                                                                                   3,769,611

===================================================================================================================================
NET INVESTMENT INCOME                                                                                                   20,659,987

===================================================================================================================================
REALIZED AND
UNREALIZED GAIN (LOSS)
        Net realized gain (loss) on:
        Investments                                                                                                      1,369,230
        Closing of futures contracts                                                                                    (2,055,750)
                                                                                                                      ------------
        Net realized loss                                                                                                 (686,520)

        ----------------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on investments                                            (3,501,196)
                                                                                                                      ------------
        Net realized and unrealized loss                                                                                (4,187,716)

===================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $16,472,271
                                                                                                                      ============

    See accompanying Notes to Financial Statements.

14     Oppenheimer New York Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                              MARCH 31, 1997         SEPTEMBER 30,
                                                                                              (UNAUDITED)            1996
===================================================================================================================================
OPERATIONS
        Net investment income                                                                   $ 20,659,987          $ 42,380,515
        ---------------------------------------------------------------------------------------------------------------------------
        Net realized gain (loss)                                                                    (686,520)            5,945,810
        ---------------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation                                     (3,501,196)              425,530
                                                                                                ------------          ------------
        Net increase in net assets resulting from operations                                      16,472,271            48,751,855
===================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
        Dividends from net investment income:
        Class A                                                                                  (18,138,500)          (37,568,731)
        Class B                                                                                   (2,437,714)           (4,655,633)
        Class C                                                                                      (71,259)              (34,664)
===================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
        Class A                                                                                  (24,313,677)          (11,537,144)
        Class B                                                                                    2,356,865             9,460,309
        Class C                                                                                    1,819,620             1,966,687
===================================================================================================================================
NET ASSETS
        Total increase (decrease)                                                                (24,312,394)            6,382,679
        ---------------------------------------------------------------------------------------------------------------------------
        Beginning of period                                                                      770,565,931           764,183,252
                                                                                                ------------          ------------
        End of period (including undistributed net investment
        income of $633,457 and $620,943, respectively)                                          $746,253,537          $770,565,931
                                                                                                ============          ============

See accompanying Notes to Financial Statements.

15     Oppenheimer New York Municipal Fund

FINANCIAL HIGHLIGHTS

                                            CLASS A
                                            --------------------------------------------------
                                            SIX MONTHS
                                            ENDED
                                            MARCH 31, 1997   YEAR ENDED SEPTEMBER 30,
                                            (UNAUDITED)      1996          1995         1994
==============================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period           $12.41     $  12.29      $  11.92      $ 13.50
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .34          .68           .69          .74
Net realized and unrealized gain (loss)          (.07)         .12           .41        (1.46)
                                             --------     --------      --------      -------
Total income (loss) from investment operations    .27          .80          1.10         (.72)
----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.34)        (.68)         (.70)        (.72)
Distributions from net realized gain               --           --          (.03)        (.03)
Distributions in excess of net realized gain       --           --            --         (.11)
                                             --------       ------      --------      -------
Total dividends and distributions to
shareholders                                     (.34)        (.68)         (.73)        (.86)
----------------------------------------------------------------------------------------------
Net asset value, end of period               $  12.34     $  12.41      $  12.29      $ 11.92
                                             ========     ========      ========      =======

==============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)              2.19%        6.65%         9.58%       (5.55)%

==============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $639,415     $667,258      $673,050     $687,233
----------------------------------------------------------------------------------------------
Average net assets (in thousands)            $662,814     $684,981      $659,465     $738,747
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            5.49%(4)     5.50%         5.76%        5.68%
Expenses                                         0.88%(4)     0.91%         0.90%        0.86%
----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                        8.9%        21.2%         15.2%         9.4%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. For the period from March 1, 1993 (inception of offering) to September 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


16     Oppenheimer New York Municipal Fund

                      CLASS B                                                 CLASS C
-----------------     -------------------------------------------------       --------------------------------------
                      SIX MONTHS                                              SIX MONTHS
                      ENDED                                                   ENDED
                      MARCH 31, 1997  YEAR ENDED SEPTEMBER 30,                MARCH 31, 1997  YEAR ENDED SEPTEMBER 30,
1993       1992       (UNAUDITED)     1996     1995      1994       1993(2)   (UNAUDITED)     1996       1995(1)
=====================================================================================================================

  $12.59     $12.21       $12.41     $12.30   $11.93    $13.50       $13.07     $12.41       $12.30        $12.22
---------------------------------------------------------------------------------------------------------------------

     .73        .79          .30        .60      .60       .64          .36        .29          .60           .05
    1.01        .47         (.07)       .10      .42     (1.45)         .44       (.07)         .09           .08
--------   --------     --------   --------  -------   -------      -------     ------       ------        ------
    1.74       1.26          .23        .70     1.02      (.81)         .80        .22          .69           .13

---------------------------------------------------------------------------------------------------------------------

    (.75)      (.75)        (.30)      (.59)    (.62)     (.62)        (.37)      (.29)        (.58)         (.05)
    (.08)      (.13)          --         --     (.03)     (.03)          --         --           --            --
      --         --           --         --       --      (.11)          --         --           --            --
--------   --------     --------   --------  -------   -------      --------    ------       ------        ------
    (.83)      (.88)        (.30)      (.59)    (.65)     (.76)        (.37)      (.29)        (.58)         (.05)
---------------------------------------------------------------------------------------------------------------------
  $13.50     $12.59       $12.34     $12.41   $12.30    $11.93       $13.50     $12.34       $12.41        $12.30
========   ========     ========   ========  =======   =======      =======     ======       ======        ======

=====================================================================================================================
   14.33%     10.72%        1.81%      5.77%    8.75%    (6.22)%       6.56%      1.79%        5.64%         1.10%

=====================================================================================================================

$756,934   $530,260     $103,045   $101,302  $91,108   $73,943      $40,958     $3,794       $2,007           $25
---------------------------------------------------------------------------------------------------------------------
$652,327   $436,876     $103,287    $98,488  $81,743   $61,008      $20,454     $3,062         $752           $18
---------------------------------------------------------------------------------------------------------------------

    5.66%      6.33%        4.72%(4)   4.73%    4.95%     4.88%        4.45%(4)   4.65%(4)     4.60%         3.67%(4)
    0.91%      0.96%        1.64%(4)   1.68%    1.67%     1.65%        1.73%(4)   1.66%(4)     1.77%         1.37%(4)
---------------------------------------------------------------------------------------------------------------------
    39.1%      30.5%         8.9%      21.2%    15.2%      9.4%        39.1%       8.9%        21.2%         15.2%

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1997 were $67,358,916 and $85,601,551, respectively.

See accompanying Notes to Financial Statements.


17  Oppenheimer New York Municipal Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer New York Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from federal, New York State & New York City income taxes for individual investors as is available from municipal securities and consistent with the preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       ------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

       ------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       ------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       ------------------------------------------------------------------------
       TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1997, a reduction of $25,199 was made for the Fund's projected benefit obligations and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $248,340 at March 31, 1997.

       ------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

       ------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

18     Oppenheimer New York Municipal Fund

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                     SIX MONTHS ENDED MARCH 31, 1997        YEAR ENDED SEPTEMBER 30, 1996
                                                     --------------------------------       -------------------------------
                                                     SHARES            AMOUNT               SHARES            AMOUNT
       --------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                              3,118,766       $ 39,012,217           4,043,999      $ 50,569,882
       Issued in connection with the
       acquisition of Quest for Value
       New York Tax-Exempt Fund--Note 6                         --                 --           2,350,157        29,517,976
       Dividends and distributions reinvested              996,767         12,455,563           2,105,244        26,158,018
       Redeemed                                         (6,073,682)       (75,781,457)         (9,480,179)     (117,783,020)
                                                        ----------       ------------          ----------      ------------
       Net decrease                                     (1,958,149)      $(24,313,677)           (980,779)     $(11,537,144)
                                                        ==========       ============          ==========      ============
       --------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                                686,622       $  8,587,188           1,631,788      $ 20,375,193
       Dividends and distributions reinvested              125,722          1,571,757             244,423         3,035,829
       Redeemed                                           (624,891)        (7,802,080)         (1,123,717)      (13,950,713)
                                                        ----------       ------------          ----------      ------------
       Net increase                                        187,453       $  2,356,865             752,494      $  9,460,309
                                                        ==========       ============          ==========      ============
       --------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                                192,986       $  2,410,274             170,206      $  2,101,116
       Dividends and distributions reinvested                4,799             60,027               2,083            25,651
       Redeemed                                            (52,093)          (650,681)            (12,664)         (160,080)
                                                        ----------       ------------          ----------      ------------
       Net increase                                        145,692       $  1,819,620             159,625      $  1,966,687
                                                        ==========       ============          ==========      ============

===============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At March 31, 1997, net unrealized appreciation on investments of $6,344,476 was composed of gross appreciation of $19,809,192, and gross depreciation of $13,464,716.

19     Oppenheimer New York Municipal Fund

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion.

              For the six months ended March 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $478,206, of which $99,287 was retained by OppenheimerFunds Distributor, Inc.
       (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $319,375 and $22,435, of which $6,129 was paid to an affiliated broker/dealer for Class B. During the six months ended March 31, 1997, OFDI received contingent deferred sales charges of $135,362 and $3,352, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1997, OFDI paid $15,420 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

              The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1997, OFDI paid $3,287 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $406,733 and $14,624, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At March 31, 1997, OFDI had incurred unreimbursed expenses of $3,095,944 for Class B and $44,928 for Class C.

20     Oppenheimer New York Municipal Fund

===============================================================================
5. FUTURES CONTRACTS

       The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

       At March 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                                    EXPIRATION           NUMBER OF              VALUATION AS OF      UNREALIZED
                                    DATE                 FUTURES CONTRACTS      MARCH 31, 1997       DEPRECIATION
       --------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds          6/97                 750                    $80,414,063          $2,215,625

===============================================================================
6. ACQUISITION OF QUEST FOR
   VALUE NEW YORK
   TAX-EXEMPT FUND

       On November 24, 1995, Oppenheimer New York Municipal Fund acquired all of the net assets of Quest for Value New York Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value New York Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 2,350,157 Class A shares of beneficial interest, valued at $29,517,976, in exchange for the net assets, resulting in combined Class A net assets of $698,806,316 on November 24, 1995. The net assets acquired included net unrealized appreciation of $1,513,911. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

21     Oppenheimer New York Municipal Fund

OPPENHEIMER NEW YORK MUNICIPAL FUND

===============================================================================
OFFICERS AND TRUSTEES
       Leon Levy, Chairman of the Board of Trustees
       Donald W. Spiro, Vice Chairman of the Board of Trustees
       Bridget A. Macaskill, Trustee and President
       Robert G. Galli, Trustee
       Benjamin Lipstein, Trustee
       Elizabeth B. Moynihan, Trustee
       Kenneth A. Randall, Trustee
       Edward V. Regan, Trustee
       Russell S. Reynolds, Jr., Trustee
       Pauline Trigere, Trustee
       Clayton K. Yeutter, Trustee
       Robert E. Patterson, Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR
        OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

===============================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       Citibank, N.A.

===============================================================================
INDEPENDENT AUDITORS
       KPMG Peat Marwick LLP

===============================================================================
LEGAL COUNSEL
       Gordon Altman Butowsky Weitzen Shalov & Wein

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer New York Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New York Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22     Oppenheimer New York Municipal Fund

OPPENHEIMERFUNDS FAMILY

===============================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

              When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

              At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

===============================================================================
REAL ASSET FUNDS
      Real Asset Fund                      Gold & Special Minerals Fund

===============================================================================
STOCK FUNDS
      Developing Markets Fund              Growth Fund
      Global Emerging Growth Fund          Global Fund
      Enterprise Fund(2)                   Quest Global Value Fund
      International Growth Fund            Disciplined Value Fund
      Discovery Fund                       Oppenheimer Fund
      Quest Small Cap Value Fund           Value Stock Fund
      Capital Appreciation Fund(3)         Quest Value Fund
      Quest Capital Value Fund

===============================================================================
STOCK & BOND FUNDS
      Main Street Income & Growth Fund     Equity Income Fund
      Quest Opportunity Value Fund         Disciplined Allocation Fund
      Total Return Fund                    Multiple Strategies Fund(4)
      Quest Growth & Income Value Fund     Strategic Income & Growth Fund
      Global Growth & Income Fund          Bond Fund for Growth

===============================================================================
BOND FUNDS
      International Bond Fund              Bond Fund
      High Yield Fund                      U.S. Government Trust
      Champion Income Fund                 Limited-Term Government Fund
      Strategic Income Fund

===============================================================================
MUNICIPAL FUNDS
      California Municipal Fund(5)         Insured Municipal Fund
      Florida Municipal Fund(5)            Intermediate Municipal Fund
      New Jersey Municipal Fund(5)
      New York Municipal Fund(5)           Rochester Division
      Pennsylvania Municipal Fund(5)       Rochester Fund Municipals
      Municipal Bond Fund                  Limited Term New York Municipal Fund

===============================================================================
MONEY MARKET FUNDS(6)
      Money Market Fund                    Cash Reserves

===============================================================================
LIFESPAN
      Growth Fund                          Income Fund
      Balanced Fund

1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Effective 4/1/96, the Fund is closed to new investors.

3. On 12/18/96, the Fund's name was changed from "Target Fund."

4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

5. Available only to investors in certain states.

6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203. (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

23     Oppenheimer New York Municipal Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that affect your investments

1-800-835-3104

RS0360.001.0397       May 31, 1997

[PHOTO]
Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

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OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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